Exhibit 10.1

SECOND AMENDMENT TO

ADMINISTRATIVE SERVICES AGREEMENT

                THIS SECOND AMENDMENT TO ADMINISTRATIVE SERVICES AGREEMENT (this “Second Amendment”) dated this 1st day of December 2007 by and between Allstate Life Insurance Company (“Allstate Life” or “ADMINISTRATOR”) and Lincoln Benefit Life Company (“COMPANY”).

RECITALS

                WHEREAS, ADMINISTRATOR and COMPANY entered into that certain Administrative Services Agreement, dated as of September 1, 1998, which was amended by amendment dated as of June 1, 2000 (the “Agreement”); and

                WHEREAS, ADMINISTRATOR and COMPANY desire to make additional amendments to the Agreement as more particularly described herein.

AGREEMENT

                NOW, THEREFORE, for good and valuable consideration and for the mutual covenants set forth below, the parties hereto, intending legally to be bound, hereby agree as follows:

1.                                       ADMINISTRATOR and COMPANY hereby agree to delete Paragraph 2 of the Agreement titled “Fiscal Responsibility” and replace it with the following:

2.             Fiscal Responsibility

Within thirty (30) days after the end of each calendar quarter, COMPANY will submit to ADMINISTRATOR a statement of the service fees payable to ADMINISTRATOR by COMPANY in the preceding calendar quarter and any balance payable shall be paid within forty-five (45) days following receipt of such statement by ADMINSTRATOR.

The statements rendered by the COMPANY concerning service fees paid and/or payable, advances and indebtedness shall be conclusive, unless within thirty (30) days following receipt of the statement the ADMINISTRATOR notifies the COMPANY of a dispute regarding any transactions reported since the last preceding report. If a policy on which the ADMINISTRATOR is receiving a service fee shall lapse for any reason, no further service fee will be paid unless the policy is reinstated solely by the efforts of the ADMINISTRATOR. The COMPANY shall pay the ADMINISTRATOR in accordance with the Administrative Fee Schedule attached as Exhibit C. The Administrative Fee

Schedule is subject to change by Lincoln Benefit Life, but any change shall not apply to business written prior to the effective date of the change.

2.                                       Unless expressly modified by this Second Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

3.                                       This Second Amendment shall be binding on the parties hereto, including their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first set forth above.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Group Vice President and Controller

LINCOLN BENEFIT LIFE COMPANY

By:	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Group Vice President and Controller